EXHIBIT 99

NEWS RELEASE

FOR FURTHER INFORMATION CONTACT:

Stephen M. Merrick                  Tim Dilsaver
Executive Vice President            Investor Relations
(847) 382-1000                      (847) 382-1000

                           CTI Industries Corporation
                         Releases Financial Results for
                        The Second Quarter and Six Months
                               Ended June 30, 2003

FOR IMMEDIATE RELEASE
Tuesday, August 19, 2003

BARRINGTON, IL, August 19, 2003 -- CTI Industries Corporation (NASDAQ Small Cap
- CTIB), a manufacturer and marketer of metalized balloons, latex balloons, novelty items and printed and laminated films, today released financial results for its second quarter and for the six months ending June 30, 2003. For the quarter, net sales were $8,661,939, compared to net sales for the second quarter of 2002 of $10,905,748. Net income for the quarter was $133,178, compared to net income of $133,527 for the second quarter of 2002 (as restated).

Basic earnings per share for the quarter were $0.07, compared to basic earnings per share of $0.11 for the second quarter of 2002. On a fully diluted basis, earnings per share for the second quarter of 2003 were $0.06, compared to $0.09 for the second quarter of 2002 (as restated).

For the six month period ending June 30, 2003, net revenues were $18,824,434, compared to net revenues for the same period in 2002 (as restated) of $20,643,846. For the six month period, the Company incurred a net loss of ($556,611) compared to net income for the same period of 2002 in the amount of $503,958 (as restated). For the six month period, basic loss per share was ($0.29), compared to basic income per share of $0.42 for the first six months of 2002. On a fully diluted basis, the loss per share for the six month period was ($0.29) compared to earnings per share for the six month period ended June 30, 2002 of $0.38.

"During the fourth quarter of 2002 and the first quarter of 2003, we incurred higher production and production overhead costs than previously for a variety of reasons including (i) installation and implementation of significant new equipment, (ii) development of new customers and projects and (iii) the need to respond to high demand from our customers. These increased costs impacted our profitability during those periods. Our earnings results improved in the second quarter of 2003, over the results in those two prior quarters, as the result of efforts to control costs, including production overhead costs as well as administrative, selling and marketing costs," reported Howard Schwan, President.

CTI Industries is one of the leading manufacturers and marketers of metallized and latex balloons and produces laminated and printed films for commercial uses. CTI markets its products throughout the United States and in 30 other countries.

This press release may contain forward-looking statements within the meaning of
Section 17A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties, including (i) the risks of generating and maintaining sales in a highly competitive market, (ii) the ability of the Company to enter into or maintain contracts or relationships with customers, distributors, licensors and suppliers, (iii) manufacturing risks, as well as other risks and uncertainties reported by the Company in its SEC filings, and such statements should also be considered in conjunction with cautionary statements contained in the Company's most recent filing with the Securities and Exchange Commission on Form 10-K.

                        - FINANCIAL HIGHLIGHTS FOLLOW --

                           CTI INDUSTRIES CORPORATION
                          SUMMARY FINANCIAL INFORMATION
                      Quarter Ended June 30, 2003 and 2002
                     Six months ended June 30, 2003 and 2002

Consolidated Balance Sheets

                                                     June 30,         December 31,
                                                       2003               2002
                                                   -------------------------------
         Assets
Current Assets:
  Cash and cash equivalents                        $    187,249       $    160,493
  Accounts receivable, net                            4,730,045          5,384,839
  Inventories                                        10,196,054         10,033,593
  Other current assets                                1,175,995            558,775
                                                   -------------------------------
Total current assets                                 16,289,343         16,137,700

Property and equipment, net                          12,391,671         11,715,013
Other assets                                          1,785,119          2,419,145
                                                   -------------------------------
Total Assets                                       $ 30,466,133       $ 30,271,858

         Liabilities & Stockholders' Equity
Total current liabilities                          $ 18,641,747       $ 19,045,951
Long term debt, less current maturities               5,267,523          5,016,109
Other liabilities                                       971,449            710,257
Minority interest                                         9,425             25,865
Stockholders' equity                                  5,575,988          5,473,676
                                                   -------------------------------

Total Liabilities & Stockholders' Equity           $ 30,466,133       $ 30,271,858
                                                   ===============================

Consolidated Statements of Operations
                                                        Quarter Ended June 30                 Six months ended June 30
                                                       2003               2002               2003               2002
                                                                     (as restated)                         (as restated)
                                                   -------------------------------       -------------------------------
Net sales                                          $  8,661,939       $ 10,905,748       $ 18,824,434       $ 20,643,846
Cost of sales                                         6,755,910          8,299,517         14,981,352         15,483,362
                                                   -------------------------------       -------------------------------

Gross profit on sales                                 1,906,029          2,606,231          3,843,082          5,160,484

Operating expenses                                    1,928,759          2,003,056          4,090,402          3,773,455
                                                   -------------------------------       -------------------------------

Income from operations                                  (22,730)           603,175           (247,320)         1,387,029

Other income (expense):
  Interest expense                                     (273,691)          (204,254)          (475,443)          (384,244)
  Other                                                 302,025           (244,341)            70,406           (206,772)
                                                   -------------------------------       -------------------------------
Income (loss) before income taxes and minority            5,604            154,581           (652,357)           793,013
interest

Income tax expense                                     (129,670)            50,917            (95,425)           298,210
                                                   -------------------------------       -------------------------------

Income (loss) before minority interest                  135,275            103,664           (556,932)           497,803

Minority interest in (loss) of subsidiary                 2,097            (29,863)              (321)            (6,155)
                                                   -------------------------------       -------------------------------

Net income (loss)                                  $    133,178       $    133,527       $   (556,611)      $    503,958
                                                   ===============================       ===============================

Income (loss) applicable to common shares          $    133,178       $    133,527       $   (556,611)      $    503,958

Basic income (loss) per common and common
 equivalent shares                                 $       0.07       $       0.11       $      (0.29)      $       0.42
                                                   ===============================       ===============================

Diluted income (loss) per common and common
 equivalent shares                                 $       0.06       $       0.09       $      (0.29)      $       0.38
                                                   ===============================       ===============================

Weighted average number of shares and equivalent
  shares of common stock outstanding:
    Basic                                             1,918,420          1,263,763          1,918,098          1,198,597
                                                   ===============================       ===============================
    Diluted                                           2,139,754          1,479,644          1,918,098          1,332,610
                                                   ===============================       ===============================